SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): October 26, 2000



                          CT COMMUNICATIONS, INC.
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           (Exact name of registrant as specified in its charter)



   North Carolina                      0-19179                  56-1837282
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                         Identification Number)



  68 Cabarrus Avenue, East, Concord, North Carolina               28025
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    (Address of principal executive offices)                    (Zip Code)



     Registrant's telephone number, including area code: (704) 722-2500
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ITEM 5       OTHER EVENTS

             On October 26, 2000, CT Communications, Inc. announced financial results for the three- month period and nine-month period ended September 30, 2000. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7       FINANCIAL STATEMENTS AND EXHIBITS

             (c)      The following exhibits are filed herewith:

                      Exhibit No.     Description
                     ------------     --------------

                     99.1 News release disseminated on October 26, 2000 by CT Communications, Inc., announcing financial results for the three-month period and nine-month period ended September 30, 2000.







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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CT COMMUNICATIONS, INC.



                                         By:  /s/ Amy M. Justis
                                            -----------------------------------
                                                  Amy M. Justis
                                                  Vice President - Finance
Dated:   October 27, 2000







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                               EXHIBIT INDEX


Exhibit No.          Description

----------           --------------
99.1                 News Release disseminated on October 26, 2000 by
                     CT Communications, Inc., announcing financial results for the three-month period and nine-month period ended September 30, 2000.